Summary Prospectus
December 31, 2025

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FSTRX	C | QCLVX	R | QRLVX
	Institutional | FMSTX	Service | FSTKX	R6 | FSTLX

Federated Hermes MDT Large Cap
Value Fund

A Portfolio of Federated Hermes Adviser Series
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2025, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide growth of income and capital by investing primarily in common stocks of large capitalization (large-cap) U.S. companies undervalued relative to the market.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes MDT Large Cap Value Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide growth of income and capital.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Class R Shares (R), Institutional Shares (IS), Service Shares (SS) and Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 10 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	R	IS	SS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	R	IS	SS	R6
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.50%	None	None	None
Other Expenses	0.47%	0.48%	0.41%	0.24%	0.47%	0.16%
Total Annual Fund Operating Expenses	1.12%	1.88%	1.56%	0.89%	1.12%	0.81%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%	(0.07)%	(0.12)%	(0.12)%	(0.13)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%	1.81%	1.44%	0.77%	0.99%	0.70%

 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees
(the “Trustees”).
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2026, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s
A class, C class, R class, IS class, SS class and R6 class (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.81%, 1.44%, 0.77%, 0.99%, and 0.70% (the “Fee Limit”),
respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2027; or
(b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the
Termination Date with the approval of the Trustees.
The Fund is the legal entity successor to Federated MDT Large Cap Value Fund (the “Predecessor Fund”) pursuant to a tax-free reorganization involving the Fund, the Predecessor Fund and Federated Clover Value Fund. The Predecessor Fund was also managed by the Adviser. The Predecessor Fund is the accounting and tax survivor.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$658	$886	$1,133	$1,838
Expenses assuming no redemption	$658	$886	$1,133	$1,838
C:
Expenses assuming redemption	$291	$591	$1,016	$2,003
Expenses assuming no redemption	$191	$591	$1,016	$2,003
R:
Expenses assuming redemption	$159	$493	$850	$1,856
Expenses assuming no redemption	$159	$493	$850	$1,856
IS:
Expenses assuming redemption	$91	$284	$493	$1,096
Expenses assuming no redemption	$91	$284	$493	$1,096
SS:
Expenses assuming redemption	$114	$356	$617	$1,363
Expenses assuming no redemption	$114	$356	$617	$1,363
R6:
Expenses assuming redemption	$83	$259	$450	$1,002
Expenses assuming no redemption	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund seeks to achieve its objective by investing primarily in the common stock of large capitalization (large-cap) U.S. companies undervalued relative to the market.
The Fund’s investment adviser’s (“Adviser”) investment strategy utilizes a large-cap value approach by selecting most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Value Index. As of October 31, 2025, companies in the Russell 1000® Value Index ranged in market capitalization from $1.0 billion to $3.4 trillion. As more fully described in this Prospectus, the Fund’s investments primarily include the following: equity securities of domestic issuers and real estate investment trusts (REITs). As the Fund’s sector exposure approximates the Russell 1000® Value Index, the Fund may, from time to time, have large allocations to certain broad market sectors, such as financials, healthcare and industrials.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk relative to the Fund’s benchmark, the Russell 1000® Value Index. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as to groups of correlated companies.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments. Such large-cap investments will be comprised primarily of common stocks. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, industry or economic trends and developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions and/or other potentially adverse effects.
■ Large-Cap Company Risk. The Fund will invest in large capitalization (“large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.
■ Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■ Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is the successor to the Federated MDT Large Cap Value Fund (a Massachusetts business trust with substantially the same name as the Fund) (“Predecessor Fund”), pursuant to a reorganization involving the Fund, the Predecessor Fund and the Federated Clover Value Fund that was completed on the close of business on December 8, 2017. The Predecessor Fund is both the tax and accounting survivor of the reorganization. Prior to the date of the reorganization, the Fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to December 8, 2017 (the Fund’s commencement of investment operations) is historical information for the Predecessor Fund. The Predecessor Fund was managed by Federated MDTA LLC and had substantially identical investment objectives and strategies as the Fund. The investment advisory contract of the Predecessor Fund contained a contractual cap on expenses of 100 basis points. This contractual cap does not exist with respect to the Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund.
The bar chart and performance table below reflect historical performance data for the Fund and the Predecessor Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s SS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s SS class total return for the nine-month period from January 1, 2025 to September 30, 2025, was 14.17%.
Within the periods shown in the bar chart, the Fund’s SS class highest quarterly return was 18.63% (quarter ended June 30, 2020). Its lowest quarterly return was (26.14)% (quarter ended March 31, 2020).
Average Annual Total Return Table
The Predecessor Fund’s Class R6 Shares commenced operations on June 29, 2016. For the periods prior to the commencement of operations of the Predecessor Fund’s R6 class, the performance information shown below is for the Predecessor Fund’s SS class. The performance of the SS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the SS class. The performance of the SS class has been adjusted to remove any voluntary waiver of Fund expenses related to the SS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
The Fund’s C and R classes commenced operations on December 8, 2017. The Predecessor Fund did not have corresponding C and R classes. For the periods prior to the commencement of operations of the C and R classes, the performance information shown below is for the Predecessor Fund’s SS class. The performance of the SS class has not been adjusted to reflect the higher expenses applicable to the C and R classes, respectively. The C and R classes and the SS class are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses. The expense ratios of the C and R classes, respectively, are higher than the expense ratio of the SS class; accordingly, for the periods prior to the commencement of operations, the performance of the C and R classes would have been lower than the performance of the SS class.

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s SS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the SS class and after tax-returns for the A, C, R, IS and R6 classes will differ from those shown for the SS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.
(For the Period Ended December 31, 2024)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	15.75%	11.07%	8.95%
C:
Return Before Taxes	20.52%	11.44%	8.70%
R:
Return Before Taxes	21.93%	11.85%	9.09%
IS:
Return Before Taxes	22.75%	12.59%	9.81%
SS:
Return Before Taxes	22.48%	12.34%	9.57%
Return After Taxes on Distributions	18.41%	9.57%	7.13%
Return After Taxes on Distributions and Sale of Fund Shares	15.80%	9.15%	6.94%
R6:
Return Before Taxes	22.84%	12.66%	9.84%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.54%
Russell 1000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.48%
Morningstar Large Value Funds Category Average[3] (reflects no deduction for fees, expenses or taxes)	14.14%	9.15%	8.47%
1
 The Russell 3000 Index is a broad-based benchmark that offers investors access to the broad
U.S. equity universe representing approximately 98% of the U.S. equity market.
2
 The Russell 1000® Value Index measures the performance of the large-cap value segment of the
U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
3
 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.

FUND MANAGEMENT
The Fund’s Investment Adviser is Federated MDTA LLC which was also the Investment Adviser of the Predecessor Fund.
Daniel J. Mahr, CFA, Head of MDT, began managing the Predecessor Fund in April 2009 and has continued to manage the Fund since August 2017.
Damien Zhang, CFA, Head of MDT Research, has been the Fund’s portfolio manager since August 2018.
Frederick L. Konopka, CFA, Portfolio and Trading Manager, began managing the Predecessor Fund in April 2009 and has continued to manage the Fund since August 2017.
John Paul Lewicke, Research Manager, began managing the Predecessor Fund in September 2014 and has continued to manage the Fund since August 2017.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & C Classes
The minimum investment amount for the Fund’s A & C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund’s R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS & SS Classes
The minimum initial investment amount for the Fund’s IS and SS classes is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.

R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
A, C, R, IS & SS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
A, C, R, IS & SS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

Federated Hermes MDT Large Cap Value Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23259
CUSIP 314209206
CUSIP 314209404
CUSIP 314209503
CUSIP 314209701
CUSIP 314209800
CUSIP 314209602
Q453820 (12/25)
© 2025 Federated Hermes, Inc.